Basic and diluted net earnings per share	6 Months Ended
Jun. 30, 2019
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted net earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using basic weighted-average number of common shares adjusted for the shares issuable upon conversion of the convertible debentures, PSUs, RSUs, and DSUs outstanding during the period, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options and additional shares issued subsequent to quarter-end under the dividend reinvestment plan.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	Three Months Ended June 30		Six Months Ended June 30
	2019	2018	2019	2018
Net earnings attributable to shareholders of APUC	$156,625	$65,462	$243,031	$83,060
Series A Preferred shares dividend	1,158	1,046	2,323	2,114
Series D Preferred shares dividend	951	968	1,892	1,956
Net earnings attributable to common shareholders of APUC from continuing operations – Basic and Diluted	$154,516	$63,448	$238,816	$78,990
Weighted average number of shares
Basic	493,071,189	462,608,870	491,811,210	447,861,135
Effect of dilutive securities	4,656,910	4,173,646	3,291,211	3,996,021
Diluted	497,728,099	466,782,516	495,102,421	451,857,156

The shares potentially issuable for the three and six months ended June 30, 2019, as a result of 1,113,775 and 1,113,775 share options, respectively (2018 - 3,440,813 and 3,380,184) are excluded from this calculation as they are anti-dilutive.